EXHIBIT 10.2
ASSIGNMENT OF EMPLOYMENT AGREEMENT
     THIS, ASSIGNMENT OF EMPLOYMENT AGREEMENT, made and entered into this 16th day of June, 1999, by and between RELIANCE BANCSHARES, INC. (“Assignor”), a Missouri corporation and RELIANCE BANK (“Assignee”), a Missouri chartered bank and joined in and consented to by JERRY S. VON ROHR, (“Executive”), an individual; WITNESSETH:
     WHEREAS, Assignor and Executive have heretofore entered into an Employment Agreement dated July 29, 1998, which Agreement is incorporated herein by reference; and
     WHEREAS, the parties hereto desire to assign and transfer said Agreement to the Assignee which will assume all of the rights, privileges, duties, and obligations of the employer under said Agreement; and
     WHEREAS, the purposes of this Assignment is to memorialize this arrangement as of the Effective Date hereof.
     NOW, THEREFORE, in consideration of the mutual agreements and promises herein contained, the parties hereto agree as follows:
     1. Assignor hereby assigns and transfers the aforesaid Employment Agreement to the Assignee and the Assignee assumes all of the rights, privileges, duties, and obligations of the employer contained therein and as of the Effective Date the Assignee shall be considered as the employer of the Executive.
     2. The Executive hereby consents to the Assignment of said Employment Agreement to Assignee and agrees that the Assignee has assumed the position of employer under said Agreement and further agrees that all provisions of said Agreement remain binding upon him and will govern and control his rights, privileges, duties, and obligations under said Agreement.
     3. It is agreed by the parties hereto that the Effective Date of this Assignment shall be April 16, 1999, the date the Assignee commenced business as a bank.
     IN WITNESS WHEREOF, the parties hereto have executed this Assignment, as of the day and year first above written.

Assignor:		Assignee:

RELIANCE BANCSHARES, INC.		RELIANCE BANK

By	/s/ Fortis M. Lawder	By	/s/ Lawrence Dunn

	Secretary		Senior Vice President

Executive:

/s/ Jerry S. Von Rohr

Jerry S. Von Rohr